================================================================================

--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 17, 2006


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


         CONNECTICUT                    001-32293                06-0974148
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-130089) as declared effective by the Commission on March 31, 2006 (the "Registration Statement").

         (c)    Exhibits

  EXHIBIT
   NUMBER                                 DESCRIPTION
   ------                                 -----------

Exhibit 5.1     Opinion of Sidley Austin LLP.

Exhibit 5.2     Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8       Opinion of Sidley Austin LLP.

Consent 23.1    Consent of Sidley Austin LLP (included in Exhibit 5.1 and
                Exhibit 8).

Consent 23.2    Consent of Counsel of Hartford Life Insurance Company (included in Exhibit 5.2).



                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                              HARTFORD LIFE INSURANCE COMPANY
                                              (REGISTRANT)



DATE: APRIL 17, 2006                          BY:    /s/ JEFFREY L. JOHNSON
                                              ----------------------------------
                                              Name:  Jeffrey L. Johnson
                                              Title: Assistant Vice President

--------------------------------------------------------------------------------


                                  EXHIBIT INDEX


  EXHIBIT
   NUMBER                                 DESCRIPTION
   ------                                 -----------

Exhibit 5.1     Opinion of Sidley Austin LLP.

Exhibit 5.2     Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8       Opinion of Sidley Austin LLP.

Consent 23.1    Consent of Sidley Austin LLP (included in Exhibit 5.1 and
                Exhibit 8).

Consent 23.2    Consent of Counsel of Hartford Life Insurance Company (included in Exhibit 5.2).